Financial and Operating Results Second Quarter and First Half 2016 August 2016

GAIN Capital 2 Safe Harbor Statement Forward Looking Statements In addition to historical information, this earnings presentation contains "forward-looking" statements that reflect management's expectations for the future. A variety of important factors could cause results to differ materially from such statements.. These factors are noted throughout GAIN Capital's annual report on Form 10-K/A for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on May 2, 2016, and include, but are not limited to, the actions of both current and potential new competitors, fluctuations in market trading volumes, financial market volatility, evolving industry regulations, errors or malfunctions in GAIN Capital’s systems or technology, rapid changes in technology, effects of inflation, customer trading patterns, the success of our products and service offerings, our ability to continue to innovate and meet the demands of our customers for new or enhanced products, our ability to successfully integrate assets and companies we have acquired, our ability to effectively compete, changes in tax policy or accounting rules, fluctuations in foreign exchange rates and commodity prices, adverse changes or volatility in interest rates, as well as general economic, business, credit and financial market conditions, internationally or nationally, and our ability to continue paying a quarterly dividend in light of future financial performance and financing needs. The forward-looking statements included herein represent GAIN Capital’s views as of the date of this release. GAIN Capital undertakes no obligation to revise or update publicly any forward-looking statement for any reason unless required by law. Non-GAAP Financial Measures This presentation contains various non-GAAP financial measures, including adjusted EBITDA, adjusted net income, adjusted EPS and various “pro forma” non-GAAP measures. These non-GAAP financial measures have certain limitations, including that they do not have a standardized meaning and, therefore, our definitions may be different from similar non-GAAP financial measures used by other companies and/or analysts. Thus, it may be more difficult to compare our financial performance to that of other companies. We believe our reporting of these non-GAAP financial measures assists investors in evaluating our historical and expected operating performance. However, because these are not measures of financial performance calculated in accordance with GAAP, such measures should be considered in addition to, but not as a substitute for, other measures of our financial performance reported in accordance with GAAP, such as net income.

GAIN Capital 3 Second Quarter and First Half Overview • Results demonstrate benefits of GAIN’s strategy to diversify across products, geographies and customer segments • Margin improvement reflects successful execution of expense management initiatives including partner optimization and synergy capture • Successful handling of customer trading following EU referendum highlights GAIN’s ability to navigate major market events • Retail segment delivers solid revenue and segment profit through quality of trading volume • Futures and Institutional segments providing meaningful contribution to GAIN with ~20% total revenue

GAIN Capital 4 Second Quarter 2016 Financial and Operating Results • Financial Results • Net revenue: $108.3 million • Net income: $10.8 million • Adjusted net income(2): $13.1 million • Adjusted EBITDA(1): $27.6 million • Earnings per share: $0.19 • Adjusted earnings per share(3): $0.27 • Operating Metrics(4) • Average daily OTC trading volume: $10.9 billion • Institutional average daily volume: $11.0 billion • ECN average daily volume: $8.1 billion • Swap dealer average daily volume: $2.9 billion • Average daily futures contracts: 34,742 (1) Adjusted EBITDA is a non-GAAP financial measure that represents our earnings before interest, taxes, depreciation, amortization and other one-time items. A reconciliation of net income to adjusted EBITDA is available in the appendix to this presentation. (2) Adjusted net income is a non-GAAP financial measure that represents net income excluding the impact of one-time items. A reconciliation of GAAP net income to adjusted net income is available in the appendix to this presentation. (3) Adjusted EPS is a non-GAAP financial measure that represents net income per share excluding the impact of one-time items. A reconciliation of GAAP EPS to adjusted EPS is available in the appendix to this presentation. (4) Definitions for operating metrics are available in the appendix to this presentation.

GAIN Capital 5 First Half 2016 Financial and Operating Results • Financial Results • Net revenue: $223.8 million • Net income: $19.2 million • Adjusted net income(2): $29.9 million • Adjusted EBITDA(1): $59.4 million • Earnings per share: $0.36 • Adjusted earnings per share(3): $0.61 • Operating Metrics(4) • Average daily OTC trading volume: $12.2 billion • Institutional average daily volume: $11.1 billion • ECN average daily volume: $8.2 billion • Swap dealer average daily volume: $2.9 billion • Average daily futures contracts: 36,466 • Customer assets: $1.1 billion (1) Adjusted EBITDA is a non-GAAP financial measure that represents our earnings before interest, taxes, depreciation, amortization and other one-time items. A reconciliation of net income to adjusted EBITDA is available in the appendix to this presentation. (2) Adjusted net income is a non-GAAP financial measure that represents net income excluding the impact of one-time items. A reconciliation of GAAP net income to adjusted net income is available in the appendix to this presentation. (3) Adjusted EPS is a non-GAAP financial measure that represents net income per share excluding the impact of one-time items. A reconciliation of GAAP EPS to adjusted EPS is available in the appendix to this presentation. (4) Definitions for operating metrics are available in the appendix to this presentation.

Retail

	3 Mos. Ended June 30,		First Half		
	2016	2015[1]	2016	2015[1]	TTM
Trading Revenue	$88.1	$86.5	$182.8	$157.2	$367.4
Other Retail Revenue	1.3	1.1	3.3	3.7	9.3
Total Revenue	$89.4	$87.6	$186.1	$160.9	$376.7
Employee Comp & Ben	16.9	20.4	33.6	32.6	68.5
Marketing	6.5	8.1	12.7	12.3	26.5
Referral Fees	13.7	25.9	30.3	48.5	69.0
Other Operating Exp.	20.8	20.7	41.7	32.0	86.1
Segment Profit	**$31.5**	**$12.5**	**$67.8**	**$35.5**	**$126.6**
% Margin	*35%*	*14%*	*36%*	*22%*	*34%*
Operating Metrics					
ADV (bns)	$10.9	$17.8	$12.2	$16.1	$13.5
Active Accounts	139,022	148,730	139,022	148,730	139,022
Client Assets	$641.3	$877.6	$641.3	$877.6	$641.3
PnL/mm	$124	$72	$116	$75	$106

- Through the first half of 2016, the retail segment generated $186.1 million of revenue and $67.8 million of segment profit, a margin of 36%
  - Trailing twelve months:
    - Revenue: $376.7 million
    - Segment profit: $126.6 million (34% margin)
- Expense management initiatives continue to show benefits
  - City Index synergies: $40 million of run-rate savings achieved
    - Expect to achieve $45 million of run-rate savings by Q4 2016
  - Partnership optimization
    - 1H 16 referral fee per million: $43/mm (21% improvement compared to 1H 2015)
    - 1H 16 Indirect volume contribution: 45%[2]

Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.
(1) As restated. See the Company's Form 10-Q/A filed on May 3, 2016 for additional information.
(2) Includes retail volume generated by indirect business of 43% of total retail OTC trading volume for the second quarter of 2016. Due to an arithmetical error, this figure had previously been reported as 48% in GAIN's June 2016 metrics press release.

GAIN Capital 6

GAIN Capital FX 45% Indices 25% Equities 10% Commodities & Other 20% 7 Retail (cont.) • Risk management expertise helped GAIN successfully navigate the market volatility leading up to and following the EU referendum • GAIN’s management of the January 2015 SNB event and June 2016 EU referendum highlight the Company’s risk management as a core competency • Revenue & volume diversification continues • TTM non-FX revenue and volume contribution: • Revenue: 55% (FX: 45%) • Volume: 42% (FX: 58%) • GAIN’s diversification strategy contributing to 18% growth in TTM revenue capture Key Takeaway: GAIN’s 1H 2016 results demonstrate the Company’s ability to generate segment profit and cash flow in a variety of market conditions TTM Revenue by Product Type Retail OTC PnL/mm $77 $72 $124 $97 $90 $106 $101 $100 $0 $20 $40 $60 $80 $100 $120 $140 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 Q3 15 Q4 15 Q1 16 Q2 16 Quarterly Trailing 12 Months Trailing 12 Months - Pro Forma Note: As of June 30, 2016.

GAIN Capital $7.9 $7.7 $6.8 $6.4 $8.3 $8.1 $3.8 $2.8 $3.0 $2.8 $2.9 $2.9 $11.7 $10.6 $9.8 $9.2 $11.2 $11.0 ($1.0) $1.0 $3.0 $5.0 $7.0 $9.0 $11.0 $13.0 $15.0 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 ECN Swap Dealer 8 Institutional • Through the first half of 2016, the institutional segment generated $14.6 million of revenue and $2.9 million of segment profit, a margin of 20% • Trailing twelve months: • Revenue: $30.6 million • Segment profit: $7.3 million (24% margin) • GTX’s ECN-based business continues to drive institutional segment results • First half 2016 average daily volume up 5% year-over-year while many peers saw declines over same period • Strategic plan for 2H 2016 and beyond • Development of SEF and Swap Dealer offerings • Expand product reach via strategic partnerships Key Takeaway: GTX continues to gain traction with banks, hedge funds and other professional investors Institutional Quarterly ADV Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding. (1) As restated. See the Company’s Form 10-Q/A filed on May 3, 2016 for additional information. Insitutional Financial & Operating Results 3 M os. Ended June 30, First Half 2016 2015 (1) 2016 2015 (1) TTM ECN $5.3 $6.0 $10.1 $12.2 $20.2 Swap Dealer 2.2 2.8 4.5 6.7 10.4 Total Revenue $7.5 $8.9 $14.6 $19.0 $30.6 Em ployee Com p & Ben 3.5 4.3 6.7 8.3 13.7 Other Operating Exp. 2.6 2.5 5.0 5.1 9.5 Segm ent Profit $1.4 $2.1 $2.9 $5.6 $7.3 % Margin 20% 23% 20% 29% 24% Operating M etrics ECN ADV (bns) $8.1 $7.7 $8.2 $7.8 $7.4 Swap Dealer ADV (bns) 2.9 2.8 2.9 3.3 2.9

Futures

- Through the first half of 2016, the futures segment generated $25.1 million of revenue and $2.7 million of segment profit, a margin of 11%
  - Trailing twelve months:
    - Revenue: $48.5 million
    - Segment profit: $4.4 million (9% margin)
- >$400 million of client assets as of June 30 following on-boarding of several significant clients
- Client engagement continues to grow
  - Nearly 9,000 active accounts
  - Over 34,000 average daily contracts
- Revenue per contract of $5.80 represents a 10% increase over Q2 2015

Futures Financial & Operating Results	3 Mos. Ended June 30,		First Half		
	2016	2015[1]	2016	2015[1]	TTM
Revenue	$12.9	$10.9	$25.1	$22.4	$48.5
Employee Comp & Ben	3.1	2.7	6.1	5.2	11.5
Marketing	0.2	0.3	0.4	0.6	0.7
Referral Fees	3.9	3.6	8.0	7.5	16.9
Other Operating Exp.	3.9	3.3	7.9	6.9	15.0
Segment Profit	**$1.8**	**$1.0**	**$2.7**	**$2.2**	**$4.4**
% Margin	*14%*	*9%*	*11%*	*10%*	*9%*
Operating Metrics					
Avg. Daily Contracts	34,742	32,633	36,462	35,782	35,025
Active Accounts	8,822	8,799	8,822	8,799	8,822
Client Assets	$419.5	$231.8	$419.5	$231.8	$419.5
Revenue/Contract	$5.80	$5.29	$5.51	$4.91	$5.49

***Key Takeaway*: Futures segment continues to be a meaningful contributor to revenue and we expect margins to improve as we focus on client acquisition via the direct channel**

Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.
(1) As restated. See the Company's Form 10-Q/A filed on May 3, 2016 for additional information.

GAIN Capital 9

GAIN Capital $61.5 $58.8 $58.6 $52.0 $54.9 $54.6 $106.6 $98.0 $98.0 $79.1 $83.8 $80.7 $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 Q1 15 Q2 15 Q3 15 Q4 15 Q1 16 Q2 16 Fixed Op. Expenses Variable Operat ing Expenses 10 Operating Expenses Note: Dollars in millions. Q1 2015 operating expenses shown on a pro forma basis based on the simple addition of GAIN Capital and City Index. Details available in appendix to this presentation. (1) As restated. See the Company’s Form 10-Q/A filed on May 3, 2016 for additional information. (2) Excludes bad debt & other variable expenses, referral fees and marketing expense. • Q2 operating expenses continued to demonstrate GAIN’s execution on its cost-cutting plan, driven by: • City Index synergies • Partnership optimization • Overall expense management • 18% year-over-year drop in total operating expenses • 7% drop in fixed operating expenses for same period • On track to achieve $45 million of run-rate synergies by Q4 2016 (1) (1) (1) (2)

GAIN Capital 11 July 2016 Operating Metrics $16.6 $18.5 $15.8 $13.3 $11.2 $12.9 $15.9 $13.2 $11.6 $12.2 $10.2 $10.5 $10.1 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 OTC Average Daily Volume ($ bns) 148.7 150.6 149.8 148.3 148.9 147.0 143.8 143.7 136.6 140.3 139.0 139.0 139.0 125.0 130.0 135.0 140.0 145.0 150.0 155.0 Active OTC Accounts (000s) 8.8 8.8 8.6 8.8 8.8 8.7 8.3 8.8 8.9 8.9 8.9 8.8 8.7 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 0 10.0 Active Futures Accounts (000s) $6.8 $7.1 $6.6 $6.0 $6.4 $6.8 $9.4 $8.3 $7.4 $7.8 $6.9 $9.6 $8.3 $0.0 $2.0 $4.0 $6.0 $8.0 $10. $12.0 ECN Average Daily Volume ($ bns) $3.3 $3.0 $2.7 $2.1 $3.8 $2.6 $2.9 $3.0 $2.8 $3.3 $2.9 $2.4 $2.4 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 Swap Dealer Average Daily Volume ($ bns) 30.3 35.1 38.1 32.6 28.4 36.9 42.7 37.0 35.6 36.5 34.7 33.1 29.6 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 45.0 Futures Average Daily Contracts (000s)

GAIN Capital 12 Return of Capital • Through June 30, GAIN has returned $12 million to investors via buybacks and dividends • Buybacks: $7.1 million • Equity: $5.4 million • Convertible: $1.7 million • Dividends: $4.9 million • Share repurchase • Repurchased 275,924 shares at an average price of $6.68 in Q2 2016 • For the year, repurchased 775,924 shares at an average price of $6.92 • Quarterly dividend • $0.05 per share quarterly dividend approved • Record date: September 13, 2016 • Payment date: September 20, 2016

GAIN Capital 13 Closing Remarks • Q2 2016 and 1H 2016 demonstrate financial strength and operating leverage of GAIN’s business • 4th consecutive quarter of Adjusted EBITDA >$20 million • TTM Results: • Revenue: $452.5 million • Net income: $31.1 million • Adjusted EBITDA: $110.9 million • Targeting margin improvement in 2H 2016 as we continue to focus on expense management • Management of the January 2015 SNB event and June 2016 EU referendum highlight the GAIN’s risk management as a core competency • As a result of GAIN’s cost reduction and ability to generate significant net income and EBITDA, we expect to drive significant shareholder value

GAIN Capital Appendix 14

Consolidated Statement of Operations

	Three Months Ended June 30,		Six Months Ended June 30,	
	2016	2015(1)	2016	2015(1)
Revenue				
Retail revenue	$ 88.1	$ 86.4	$ 183.1	$ 159.4
Institutional revenue	7.2	8.4	13.9	18.3
Futures revenue	12.7	10.8	24.8	22.3
Other revenue	(0.1)	5.8	1.5	4.5
Total non interest revenue	108.0	111.5	223.3	204.4
Interest revenue	0.4	0.3	0.8	0.7
Interest expense	0.1	0.3	0.2	0.6
Total net interest revenue	0.3	-	0.5	0.1
Net revenue	**$ 108.3**	**$ 111.5**	**$ 223.8**	**$ 204.4**
Expenses				
Employee compensation and benefits	26.6	30.7	53.0	52.8
Selling and marketing	6.8	8.4	13.2	13.0
Referral Fees	17.6	29.5	38.2	56.1
Trading expenses	7.8	8.1	16.2	15.1
General and administrative	15.0	14.1	31.1	23.5
Depreciation and amortization	3.6	2.7	6.7	4.7
Purchased intangible amortization	3.8	4.3	7.8	6.4
Communications and technology	5.7	5.8	11.0	8.6
Bad debt provision	1.2	1.2	1.8	4.6
Acquisition expenses	-	2.4	-	2.5
Restructuring expenses	0.0	1.9	0.8	1.9
Integration expenses	1.0	12.3	1.9	12.4
Settlement expense	-	-	9.4	-
Total operating expense	89.1	121.6	191.0	201.6
Operating profit	**19.2**	**(10.2)**	**32.8**	**2.9**
Interest expense on long term borrowings	2.6	2.6	5.2	4.1
Income before income tax expense	**16.6**	**(12.7)**	**27.7**	**(1.2)**
Income tax expense	5.0	(6.0)	7.4	(0.3)
Equity in net loss of affiliate	(0.0)	-	(0.0)	-
Net income	**11.6**	**(6.7)**	**20.3**	**(0.9)**
Net income attributable to non-controlling interests	0.7	0.4	1.1	0.8
Net income applicable to Gain Capital Holdings Inc.	**$ 10.8**	**$ (7.1)**	**$ 19.2**	**$ (1.7)**
Earnings per common share(2)				
Basic	$0.19	($0.16)	$0.36	($0.07)
Diluted	$0.19	($0.16)	$0.36	($0.07)
Weighted averages common shares outstanding used in computing earnings per common share:				
Basic	48,546,253	49,070,387	48,584,534	46,154,717
Diluted	48,737,188	49,070,387	48,860,533	46,154,717

Note: Dollars in millions, except per share data. Columns may not add due to rounding.
(1) As restated. See the Company's Form 10-Q/A filed on May 3, 2016 for additional information.
(2) Earnings per share includes an adjustment for the redemption value of the NCI put option.

GAIN Capital 15

GAIN Capital 16 Consolidated Balance Sheet Note: Dollars in millions. Columns may not add due to rounding. As of 6/30/2016 12/31/2015 ASSETS: Cash and cash equivalents 89.4$ 171.9$ Cash and securities held for custom ers 1,060.8 920.6 Receivables from brokers 218.1 121.2 Prepaid assets 7.4 7.8 Property and equipm ent - net of accum ulated depreciation 33.5 30.4 Intangible assets, net 78.1 91.5 Goodwill 32.9 34.0 Other assets 51.3 47.2 Total assets 1,571.6$ 1,424.6$ LIABILITIES AND SHAREHOLDERS' EQUITY: Payables to custom ers 1,060.8$ 920.6$ Payables to brokers 4.8 - Accrued com pensation & benefits 8.9 12.4 Accrued expenses and other liabilities 50.9 51.6 Incom e tax payable 7.0 1.1 Convertible senior notes 122.3 121.7 Total liabilities 1,254.8$ 1,107.4$ Non-controlling interest 13.2$ 11.0$ Shareholders' Equity 303.5 306.1 Total liabilities and shareholders' equity 1,571.6$ 1,424.6$

GAIN Capital 17 Current Liquidity Note: Dollars in millions. Columns may not add due to rounding. (1) Reflects cash that would be received from brokers following the close-out of all open positions. (2) The convertible senior notes are excluded given their long-dated maturity. As of 6/30/2016 12/31/2015 Cash and cash equivalents $89.4 $171.9 Receivables from banks and brokers (1) 218.1 121.2 Free Operating Cash $307.5 $293.1 Less: Payable to brokers (4.8) - Less: Minim um regulatory capital requirem ents (123.3) (114.5) Free Cash Available (2) $179.4 $178.6

GAIN Capital 18 Adjusted EBITDA & Margin Reconciliation Note: Dollars in millions. Columns may not add due to rounding. (1) As restated. See the Company’s Form 10-Q/A filed on May 3, 2016 for additional information. (2) Adjusted EBITDA margin is calculated as adjusted EBITDA divided by net revenue. 3 M os. Ended June 30, First Half 2016 2015 (1) 2016 2015 (1) Net Revenue 108.3$ 111.5$ 223.8$ 204.4$ Net Incom e 10.8 (7.1) 19.2 (1.7) Net Incom e Margin % 10% (6%) 9% (1%) Net Incom e 10.8$ (7.1)$ 19.2$ (1.7)$ Depreciation & am ortization 3.6 2.7 6.7 4.7 Purchase intangible am ortization 3.8 4.3 7.8 6.4 Interest expense on long term borrowings 2.6 2.6 5.2 4.1 Incom e tax expense 5.0 (6.0) 7.4 (0.3) Acquisition costs - 2.4 - 2.5 Restructuring 0.0 1.9 0.8 1.9 Integration costs 1.0 12.3 1.9 12.4 Legal settlem ent - - 9.4 - Bad debt related to SNB event in January of 2015 - - - 2.5 Acquisition contingent consideration adjustm ent - (4.5) - (4.5) Net incom e attributable to non-controlling interest 0.7 0.4 1.1 0.8 Adjusted EBITDA 27.6$ 9.0$ 59.4$ 28.9$ Adjusted EBITDA Margin % (2) 26% 8% 27% 14%

GAIN Capital 19 Adjusted Net Income and EPS Reconciliation Note: Dollars in millions, except per share and share data. Columns may not add due to rounding. (1) As restated. See the Company’s Form 10-Q/A filed on May 3, 2016 for additional information. (2) Assumes 22% tax rate. 3 M os. Ended June 30, First Half 2016 2015 (1) 2016 (1) 2015 (1) Net Incom e $10.8 ($7.1) $19.2 ($1.7) Incom e Tax 5.0 (6.0) 7.4 (0.3) Non-controlling interest 0.7 0.4 1.1 0.8 Pre-Tax Incom e $16.6 ($12.7) $27.7 ($1.2) Plus: Expense Adjustm ents 1.1 16.7 12.1 19.3 Adjusted Pre-Tax Incom e $17.7 $3.9 $39.8 $18.1 Norm alized Incom e Tax (2) (3.9) (0.9) (8.7) (4.0) Non-controlling interest (0.7) (0.4) (1.1) (0.8) Adjusted Net Incom e $13.1 $2.7 $29.9 $13.4 Adjusted Earnings per Com m on Share: Basic $0.27 $0.05 $0.62 $0.29 Diluted $0.27 $0.05 $0.61 $0.29

GAIN Capital 20 Q1 2016 Key Financial Results Note: Dollars in millions, except per share data. Columns may not add due to rounding. (1) As restated. See the Company’s Form 10-Q/A filed on May 3, 2016 for additional information. (2) See page 18 for a reconciliation of GAAP net income to adjusted EBITDA. (3) See page 19 for a reconciliation of GAAP Net Income to adjusted net income. (4) See page 19 for a reconciliation of GAAP EPS to adjusted EPS. 3 M os. Ended June 30, First Half % Change 2016 2015 (1) 2016 2015 (1) Q2 1st Half As Reported Net Revenue $108.3 $111.5 $223.8 $204.4 (3%) 10% Operating Expenses (80.7) (98.0) (164.5) (171.1) (18%) (4%) Galvan Earnout Adjustm ent - (4.5) - (4.5) (100%) (100%) Adjusted EBITDA (2) $27.6 $9.0 $59.4 $28.9 207% 106% Net Incom e $10.8 ($7.1) $19.2 ($1.7) (252%) (1260%) Adjusted Net Incom e (3) 13.1 2.7 29.9 13.4 391% 123% GAAP EPS $0.19 ($0.16) $0.36 ($0.07) (219%) (614%) Adjusted EPS (4) 0.27 0.05 0.61 0.29 394% 111% Pro Form a Net Revenue $108.3 $111.5 $223.8 $240.1 (3%) (7%) Operating Expenses (80.7) (98.0) (164.5) (204.5) (18%) (20%) Galvan Earnout Adjustm ent - (4.5) - (4.5) NA NA Adjusted EBITDA (2) $27.6 $9.0 $59.4 $31.1 207% 91%

GAIN Capital 21 Corporate and Other Financial Results Note: Dollars in millions. Columns may not add due to rounding. (1) As restated. See the Company’s Form 10-Q/A filed on May 3, 2016 for additional information. 3 M os. Ended June 30, First Half 2016 2015 (1) 2016 2015 (1) TTM Revenue ($1.5) ($0.4) ($2.0) ($2.3) ($3.4) Em ployee Com p & Ben 3.1 3.4 6.6 6.9 12.8 Other Operating Exp. 2.5 2.6 5.5 5.1 11.4 Loss ($7.1) ($6.6) ($14.0) ($14.4) ($27.5)

GAIN Capital 22 Reconciliation of Segment Profit to Income Before Income Tax Expense Note: Dollars in millions. Columns may not add due to rounding. (1) As restated. See the Company’s Form 10-Q/A filed on May 3, 2016 for additional information. 3 M os. Ended June 30, First Half 2016 2015 (1) 2016 2015 (1) Retail segm ent $31.5 $12.5 $67.8 $35.5 Institutional segm ent 1.4 2.1 2.9 5.6 Futures segm ent 1.8 1.0 2.7 2.2 Corporate and other (7.1) (6.6) (14.0) (14.4) Segm ent Profit $27.6 $9.0 $59.4 $28.9 Depreciation and am ortization $3.6 $2.7 $6.7 $4.7 Purchased intangible am ortization 3.8 4.3 7.8 6.4 Acquisition expenses - 2.4 - 2.5 Restructuring expenses 0.0 1.9 0.8 1.9 Integration expenses 1.0 12.3 1.9 12.4 Legal settlem ents - - 9.4 - Bad debt related to SNB event - - - 2.5 Acquisition contingnent consideration adj. - (4.5) - (4.5) Operating profit $19.2 ($10.2) $32.8 $2.9 Interest expense on long term borrowings 2.6 2.6 5.2 4.1 Incom e before incom e tax expense $16.6 ($12.7) $27.7 ($1.2)

GAIN Capital 23 Pro Forma Reconciliation – 1H 2015 Note: Dollars in millions. Columns may not add due to rounding. (1) As restated. See the Company’s Form 10-Q/A filed on May 3, 2016 for additional information. First Half City Index Pro Form a 2015 (1) Q1 2015 1H 2015 (1) Net Revenue 204.4$ 35.7$ 240.1$ Net Incom e (1.7) (6.9) (8.6) Net Incom e Margin % (1%) (19%) (4%) Net Incom e (1.7)$ (6.9)$ (8.6)$ Depreciation & am ortization 4.7 2.3 7.0 Purchase intangible am ortization 6.4 3.1 9.5 Interest expense on long term borrowings 4.1 - 4.1 Incom e tax expense (0.3) - (0.3) Acquisition costs 2.5 - 2.5 Restructuring 1.9 - 1.9 Integration costs 12.4 0.2 12.5 Legal settlem ent - - - Bad debt related to SNB event in January of 2015 2.5 3.6 6.2 Acquisition contingent consideration adjustm ent (4.5) - (4.5) Net incom e attributable to non-controlling interest 0.8 - 0.8 Adjusted EBITDA 28.9$ 2.3$ 31.1$ Adjusted EBITDA Margin % (2) 14% 6% 13%

GAIN Capital 24 Operating Expenses Note: Dollars in millions. Columns may not add due to rounding. Q1 2015 operating expenses shown on a pro forma basis based on the simple addition of GAIN Capital and City Index. (1) As restated. See the Company’s Form 10-Q/A filed on May 3, 2016 for additional information. 2015 (1) 2016 Q1 Q2 Q3 Q4 Q1 Q2 Total Op. Expenses 106.6$ 98.0$ 98.0$ 79.1$ 83.8$ 80.7$ Bad Debt and other variable 3.0 1.3 3.4 1.5 1.8 1.7 Referral Fees 33.0 29.5 28.6 18.8 20.7 17.6 Marketing 9.0 8.4 7.4 6.8 6.4 6.8 Fixed Op. Expenses 61.5$ 58.8$ 58.6$ 52.0$ 54.9$ 54.6$

GAIN Capital 25 Quarterly Operating Metrics Note: Volumes in billions; assets in millions. Definitions for all operating metrics are available on page 26. Three M onths Ended, M ar-15 Jun-15 Sep-15 Dec-15 M ar-16 Jun-16 Retail OTC Trading Volum e $894.6 $1,160.2 $1,118.4 $812.6 $861.7 $710.9 OTC Average Daily Volum e $14.2 $17.8 $16.9 $12.5 $13.5 $10.9 Active OTC Accounts 99,017 148,730 149,846 146,977 136,559 139,022 Institutional ECN Volum e $495.7 $502.8 $451.2 $415.4 $531.6 $526.9 ECN Average Daily Volum e $7.9 $7.7 $6.8 $6.4 $8.3 $8.1 Swap Dealer Volum e $240.8 $183.2 $198.5 $184.3 $186.6 $186.2 Swap Dealer Average Daily Volum e $3.8 $2.8 $3.0 $2.8 $2.9 $2.9 Futures Futures Contracts 2,381,073 2,055,878 2,203,456 2,065,094 2,334,308 2,223,501 Futures Average Daily Contracts 39,034 32,633 34,429 32,779 38,267 34,742 Active Futures Accounts 8,562 8,799 8,567 8,668 8,890 8,822

GAIN Capital 26 Definition of Metrics • Active Accounts: Accounts who executed a transaction within the last 12 months • Trading Volume: Represents the U.S. dollar equivalent of notional amounts traded • Customer Assets: Represents amounts due to clients, including customer deposits and unrealized gains or losses arising from open positions

Financial and Operating Results Second Quarter and First Half 2016 August 2016